UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2022

STANDARD PREMIUM FINANCE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Florida	000-56243	81-2624094
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

13590 SW 134th Avenue, Suite 214, Miami, FL 33186

(Address of Principal Executive Office) (Zip Code)

305-232-2752

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On February 3, 2021, Standard Premium Finance Holdings, Inc., a Florida corporation (the “Company”), through its wholly-owned subsidiary, Standard Premium Finance Management Corporation (the “Borrower”), entered into a two year secured revolving credit agreement with a maximum aggregate borrowing capacity of $35,000,000 (the “Loan Agreement”) with First Horizon Bank (the “Lender”).

On October 5, 2021, the Borrower and the Lender entered into a First Amendment to Loan Agreement which increased the maximum aggregate borrowing capacity under the Loan Agreement to $45,000,000. The amended Loan Agreement also adjusted the Borrower’s maximum total balance sheet leverage to 3.5 to 1 to be tested as of the end of each fiscal quarter. All other material terms of the Loan Agreement remain in full force and effect. The foregoing description of the First Amendment to Loan Agreement is only a summary and is qualified in its entirety by reference to the full text of the First Amendment to Loan Agreement, which is filed as Exhibit 10.1 to the Current Report on Form 8-K filed on October 5, 2021 and incorporated herein by reference.

On November 30, 2022, the Borrower and the Lender entered into a Second Amendment to Loan Agreement (“Second Amendment”), which extended the maturity until November 30, 2025. The Second Amendment also changed the index rate of the loan from one-month LIBOR to one-month SOFR in anticipation of the retirement of published LIBOR rates in 2023. The Second Amendment changed and simplified the calculation of the Minimum Interest Coverage Ratio. The Second Amendment favorably removed the Minimum Required Subordinated Debt of $8,500,000 and instead requires a total Minimum Tangible Net Worth of $13,500,000. The definitions within Acceptable Receivables were changed to include Insurance Company Receivables of 120 days or less, and a maximum Insurance Company Receivables of 10% of Acceptable Receivables, among other minor changes. The Applicable Margin above the index rate was favorably changed to allow for reductions in the Applicable Margin based on the Company’s Ratio of Total Liabilities to Tangible Net Worth. All other material terms of the Loan Agreement remain in full force and effect. The foregoing description of the Second Amendment to Loan Agreement is only a summary and is qualified in its entirety by reference to the full text of the Second Amendment to Loan Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Second Amendment to Loan Agreement between Standard Premium Finance Management Corporation and First Horizon Bank dated November 30, 2022.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STANDARD PREMIUM FINANCE HOLDINGS, INC.

Dated: December 5, 2022	By:	/s/ William J. Koppelmann
William J. Koppelmann Chairman and Chief Executive Officer